UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2024

MODEL N, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35840	77-0528806
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Mariners Island Boulevard, Suite 300

San Mateo, California 94404

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 610-4600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name Of Each Exchange On Which Registered
Common Stock, par value $0.00015 per share	MODN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On April 22, 2024, Model N, Inc. (“Model N”) made available an investor presentation regarding the proposed transaction with affiliates of Vista Equity Partners, which provides certain preliminary, unaudited financial estimates for the second fiscal quarter ended March 31, 2024. A copy of the investor presentation is attached hereto as Exhibit 99.1 (the “Investor Presentation”).

Model N’s financial statements for the second fiscal quarter ended March 31, 2024 are not yet available. Accordingly, Model N’s preliminary results in the Investor Presentation are estimates and subject to the completion of Model N’s financial closing procedures and any adjustments that may result from the completion of the audit of Model N’s financial statements. The preliminary, unaudited financial estimates in the Investor Presentation may differ materially from the actual results that will be reflected in Model N’s audited financial statements when they are completed and publicly disclosed.

Item 8.01. Other Events.

As discussed above, on April 22, 2024, Model N made available the Investor Presentation, which is incorporated herein by reference to Exhibit 99.1.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the proposed transaction involving Model N and affiliates of Vista Equity Partners. In connection with the proposed transaction, Model N intends to file with the Securities and Exchange Commission (the “SEC”) and furnish to stockholders a proxy statement and WHITE proxy card. This communication is not a substitute for the proxy statement or any other document that Model N may file with the SEC or send to its stockholders in connection with the proposed transaction. INVESTORS AND STOCKHOLDERS OF MODEL N ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT MODEL N AND THE PROPOSED TRANSACTION. The materials to be filed by Model N will be made available to Model N’s investors and stockholders at no expense to them and copies may be obtained free of charge on Model N’s website at www.modeln.com. In addition, all of those materials will be available at no charge on the SEC’s website at www.sec.gov.

Model N and its directors, executive officers, other members of its management and employees may be deemed to be participants in the solicitation of proxies of Model N stockholders in connection with the proposed transaction under SEC rules. Investors and stockholders may obtain more detailed information regarding the names, affiliations and interests of Model N’s executive officers and directors in the solicitation by reading Model N’s proxy statement for its 2024 annual meeting of stockholders, the Annual Report on Form 10-K for the fiscal year ended September 30, 2023 and the subsequent Quarterly Reports on Form 10-Q, and the proxy statement and other relevant materials that will be filed with the SEC in connection with the proposed transaction when they become available. Information concerning the interests of Model N’s participants in the solicitation, which may, in some cases, be different than those of the Model N’s stockholders generally, will be set forth in the proxy statement relating to the proposed transaction when it becomes available.

Forward-Looking Statements

This communication may contain forward-looking statements including, among other things, statements regarding the potential benefits of the proposed transaction; the preliminary financial results of the second fiscal quarter 2024; the prospective performance and outlook of Model N’s business, performance, opportunities and challenges; the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction; as well as any assumptions underlying any of the foregoing. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to risks, uncertainties, and assumptions. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Risks include, but are not limited to: (i) the ability to obtain the requisite approval from stockholders of Model N; (ii) the risk that the proposed transaction may not be completed in a timely manner or at all; (iii) the possibility that competing offers or acquisition proposals for Model N will be made; (iv) the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances that would require Model N to pay a termination fee or other expenses; (vi) the effect of the pendency of the proposed transaction on Model N’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, its business generally or its stock price; (vii) risks related to diverting management’s attention from Model N’s ongoing business operations or the loss of one or more members of the management team; (viii) the risk that stockholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; (ix) delays in closing customer contracts; (x) Model N’s ability to improve and sustain its sales execution, including increasing bookings and growing revenues; (xi) the timing of new orders and the associated revenue recognition; (xii) adverse changes in general economic or market conditions; (xiii) delays or reductions in information technology spending and resulting variability in customer orders from quarter to quarter; (xiv) competitive factors, including but not limited to pricing pressures, industry consolidation, entry of new competitors and new applications and marketing initiatives by Model N’s competitors; (xv) Model N’s ability to increase and manage its growth effectively; (xvi) acceptance of Model N’s applications and services by customers; (xvii) success of new products; (xviii) the risk that the strategic initiatives that Model N may pursue will not result in significant future revenues; (xiv) changes in health care regulation and policy and tax in the United States and worldwide; (xx) Model N’s ability to retain customers; and (xxi) adverse impacts on Model N’s business and financial condition due to macroeconomic and geopolitical factors, such as inflation, rising interests, pandemics, banking system instability and geopolitical conflicts. Further information on risks that could affect Model N’s results is included in its filings with the SEC, including its most recent quarterly report on Form 10-Q and its annual report on Form 10-K for the fiscal year ended September 30, 2023, and any current reports on Form 8-K that it may file from time to time. Should any of these risks or uncertainties materialize, actual results could differ materially from expectations. Model N assumes no obligation to, and does not currently intend to, update any such forward-looking statements after the date of this communication.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Investor Presentation, dated as of April 22, 2024.

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MODEL N, INC.

Dated: April 22, 2024	By:	/s/ John Ederer
John Ederer
Chief Financial Officer